ABN AMRO Funds
                                  Common Shares
                                 Investor Shares

                    Supplement dated December 6, 1999 to the
              Statement of Additional Information dated May 3, 1999

Money Market Funds: Treasury Money Market Fund(US) , Government Money Market Fund(US), Money Market Fund(US) and Tax-Exempt Money Market Fund(US)

Bond Funds:  Fixed Income Fund(US) and Tax-Exempt Fixed Income Fund(US)

Balanced Fund:  Balanced Fund(US)

Stock Funds: Value Fund(US), Growth Fund(US), Small Cap Growth Fund(US) and Real Estate Fund(US)

International Funds: International Equity Fund(US), TransEurope Fund(US), Asian Tigers Fund(US), Latin America Equity Fund(US) and International Fixed Income Fund(US)


This supplement supersedes and replaces any existing supplements to the Statement of Additional Information for the Common Shares and the Investor
Shares. This supplement provides new and additional information beyond that contained in the Statement of Additional Information for the Common Shares and the Investor Shares. It should be retained and read in conjunction with that Statement of Additional Information.

The following supplements similar information found in the Statement of Additional Information for the Common and Investor Shares:

The name of Small Cap Growth Fund(US) has been changed to Small Cap Fund(US).

Effective November 30, 1999, the Intermediate Government Fixed Income Fund was terminated and all outstanding shares redeemed.

Effective November 30, 1999, the Limited Volatility Fixed Income Fund was terminated.

Effective July 31, 1999, the Small Cap Value Fund was terminated and all outstanding shares were redeemed.

The following supplements similar information found in the "Investment Advisory and other Services" section beginning on page 39 of the Statement of Additional Information for the Common and Investor Shares:

THE SUB-ADVISORS

The Advisor, on behalf of the Trust, has entered into sub-advisory agreements with Mellon Equity Associates, LLP and Delaware Management Company on behalf of the Value Fund and the Small Cap Fund, respectively. Under each Sub-Advisory Agreement, the Sub-Advisor manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees of the Trust and the Advisor.

The Mellon Sub-Advisory Agreement provides that if the Advisor reduces its fee rate for the Value Fund because of excess expenses, the Sub-Advisor shall reduce its fee rate pro rata. In addition, from time to time, except as may otherwise be prohibited by law or regulation, the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee.

The Delaware Sub-Advisory Agreement provides that if the Advisor reduces its fee rate for the Small Cap Fund because of excess expenses, the Sub-Advisor shall reduce its fee rate by an amount equal to one-half of the amount by which the Advisor reduced its fee rate. In addition, except as may otherwise be prohibited by law or regulation, the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee.

For services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Mellon Equity Associates, LLP is entitled to receive from the Advisor a fee, which is computed daily and paid monthly, at the annual rate of 0.400 of 1% (.00400) per annum on the first $100 million of the Value Fund's average daily net assets, 0.350 of 1% (.00350) per annum on the next $150 million of the Fund's average daily net assets, 0.300 of 1% (.00300) per annum on the next $250 million of the Fund's average daily net assets and 0.250 of 1% (.00250) per annum thereafter of the average daily net assets of the Fund.

For services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Delaware Management Company is entitled to receive from the Advisor a fee, which is computed daily and paid monthly, at the annual rate of 0.550 of 1% (.00550) per annum on the first $50 million of the Small Cap Fund's average daily net assets and 0.450 of 1% (.00450) per annum thereafter of the average daily net assets of the Fund.

The following supplements similar information found in the "Distribution and Shareholder Servicing" section beginning on page 41 of the Statement of Additional Information for the Common and Investor Shares:

Provident Distributors, Inc. (the "Distributor"), Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated December 1, 1999. Prior to this, First Data Distributors, Inc. served as the Funds' distributor.

The following supplements similar information found in the "Administrator and Sub-Administrator" section beginning on page 43 and the "Transfer Agent" section beginning on page 45 of the Statement of Additional Information for the Common and Investor Shares:

Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group") became a majority-owned subsidiary of PNC Bank Corp. As a result of this transaction, Investor Services Group is now known as PFPC Inc. ("PFPC").

The following supplements the information found in the "Purchase and Redemption of Shares" section beginning on page 51:

The Trust has authorized certain brokers and intermediaries to accept on its behalf purchase and redemption orders under certain terms and conditions. These brokers and intermediaries are authorized to designate other parties to accept purchase and redemption orders on a Fund's behalf subject to those terms and conditions. Under this arrangement, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or intermediary or, if applicable, authorized designee, accepts the order in accordance with a Fund's instructions. Customer orders that are properly transmitted to a Fund will be priced at the next net asset value per share computed after the order is accepted by the authorized broker, intermediary or designee.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


[ABN-A-031-01]